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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported)   April 13, 1999
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                            National TechTeam, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                      0-16284                   38-2774613
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



     835 Mason Street, Suite 200             Dearborn, MI          48224
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(Address of principal executive offices)     (City, State)       (Zip Code)




         Registrant's telephone number, including area code   (313) 277-2277
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         (Former name of former address, if changed since last report.)


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  ITEM 5.     OTHER EVENTS.

  On April 13, 1999, the Company issued the press release attached as Exhibit
2.1 to this Form 8-K.


  ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

2.1 Press release dated on April 13, 1999 "NATIONAL TECHTEAM APPOINTS M. ANTHONY TAM VICE PRESIDENT AND CHIEF FINANCIAL OFFICER"


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NATIONAL TECHTEAM, INC.

  Dated: April 16, 1999              By:    /s/ M. Anthony Tam
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                                                M. Anthony Tam
                                                Vice President, Chief Financial
                                                Officer and Treasurer










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                                 Exhibit Index


Exhibit No.                           Description
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2.1                                   Press Release dated on April 13, 1999.